                                                                     Exhibit 4.1

Number
LU-
                                                               COMMON STOCK

                                                                  SHARES
                                                         -----------------------

AMERIGON                                                 -----------------------
---------------------------------------------            SEE REVERSE FOR CERTAIN
  INCORPORATED UNDER THE LAWS OF THE STATE OF            DEFINITIONS
                  CALIFORNIA

                                                           CUSIP 03070L 30 0


This Certifies that


is the recordholder of

           FULLY PAID AND NON ASSESSABLE SHARES OF THE COMMON STOCK,
                             WITHOUT PAR VALUE, OF

Amerigon Incorporated, transferable only on the books of the Corporation by the Holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the Facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

     /s/ Sandra L. Grouf             [SEAL]              /s/ O. B. Marx III
         SECRETARY                                       CHIEF EXECUTIVE OFFICER

     Countersigned and registered:
     U.S. Stock Transfer Corporation
         (Glendale, CA)
         Transfer Agent and Registrar


    By:
       Authorized Signature

     A statement of the rights, preferences and restrictions granted to or imposed upon each class of shares authorized to be issued and upon the holders thereof may be obtained by shareholders, upon request and without charge, from the Corporation at its principal executive office or from the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  - as tenants in common                    UNIF GIFT MIN ACT - ___________Custodian _________
                                                                               (Cust)              (Minor)

     TEN ENT  - as tenants by the entireties                                under Uniform Gifts to Minors

     JT TEN   - as joint tenants with right                                 Act____________________________
                of survivorship and not as                                                (State)
                tenants in common

     COM PROP - as community property                   UNIF TRF MIN ACT  - ____ Custodian (until age ____)
                                                                             (Cust)

                                                                            _______ under Uniform Transfers
                                                                            (Minor)

                                                                            to Minors Act__________________
                                                                                             (State)

                   Additional abbreviations may also be used though not in the above list.



     For Value Received, _________________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------------

-----------------------------------------

________________________________________________________________________________________________________________________
                 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________________________________________________ Attorney
to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________________

                                          ______________________________________________________________________________
                                          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
                                          WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
                                          OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION. (BANKS, STOCK BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17 Ad-15.